Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------


I, Mayo A. Shattuck, III, Chairman of the Board, Chief Executive Officer and President of Constellation Energy Group, Inc., certify pursuant to 18 U.S.C.
Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Constellation Energy Group, Inc.



/s/ Mayo A. Shattuck, III
---------------------------
Mayo A. Shattuck, III
Chairman of the Board, Chief
Executive Officer, and President


Date:  August 14, 2002